                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John S. Chen, Peiter Van de Vorst and Teresa D. Chuh, jointly and severally, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to Registration Statement on Form S-3, File No. 333-95753 and to file the same, with exhibits thereto and other documents in connection therewith, with the SEC, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act, the following persons have signed this Registration Statement in the capacities and on the dates indicated below.


          SIGNATURE                            TITLE                              DATE
-----------------------------    ------------------------------------         --------------

/s/ JOHN S. CHEN                 Chairman of the Board (Principal
-----------------------------    Executive Officer), President, Chief         April 10, 2000
John S. Chen                     Executive Officer and Director


/s/ PIETER VAN DER VORST         Vice President and Chief Financial
-----------------------------    Officer (Principal Financial Officer)        April 10, 2000
Pieter Van Der Vorst


/s/ RICHARD C. ALBERDING
-----------------------------    Director                                     April 10, 2000
Richard C. Alberding


/s/ L. WILLIAM C. KRAUSE
-----------------------------
L. William C. Krause             Director                                     April 10, 2000


/s/ ALAN B. SALISBURY
-----------------------------    Director                                     April 10, 2000
Alan B. Salisbury


/s/ ROBERT P. WAYMAN
-----------------------------    Director                                     April 10, 2000
Robert P. Wayman

/s/ Cecilia Claudio              Director                                     April 11, 2000
-----------------------------
Cecilia Claudio

